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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 16, 2003
                                                --------------------------------


                          LEGGETT & PLATT, INCORPORATED
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             (Exact name of registrant as specified in its charter)



           Missouri                       1-7845                  44-0324630
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 (State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


         No. 1 Leggett Road, Carthage, MO                        64836
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         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code   417-358-8131
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                                       N/A
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         (Former name or former address, if changed since last report.)

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Item 9. Regulation FD Disclosure.

        The following information is being furnished pursuant to Item 12 "Results of Operations and Financial Condition" to this current report on Form 8-K. On April 16, 2003, Leggett & Platt, Incorporated issued a press release announcing financial results for the first quarter ended March 31, 2003. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

        On April 17, 2003, the company will hold an investor conference call to discuss its first quarter financial results.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LEGGETT & PLATT, INCORPORATED


Date: April 16, 2003               By:  /s/ Ernest C. Jett
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                                        Ernest C. Jett
                                        Vice President, General Counsel and
                                        Secretary

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                                INDEX TO EXHIBITS

Exhibit No.                               Description
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99.1                            Press Release dated April 16, 2003